AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 10, 2000

SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.         )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
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MuniAssets Fund, Inc.
P.O. Box 9011
Princeton, New Jersey 08543-9011
(Name of Registrant as Specified In Its Charter)

          (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MUNIASSETS FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

AUGUST 23, 2000

TO THE STOCKHOLDERS OF
MUNIASSETS FUND, INC.:

          NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the “Meeting”) of MuniAssets Fund, Inc. (the “Fund”) will be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Wednesday, August 23, 2000 at 10:00 A.M. for the following purposes:

(1) To elect two Class III Directors for a term of three years;

(2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP (“D&T”) to serve as independent auditors of the Fund for its current fiscal year; and

(3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

          The Board of Directors has fixed the close of business on June 27, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

          A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after August 9, 2000, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

          If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Shareholder Communications Corporation at 1-877-504-5019.

By Order of the Board of Directors

BRADLEY J. LUCIDO
Secretary

Plainsboro, New Jersey
Dated: July 10, 2000

PROXY STATEMENT

MUNIASSETS FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

2000 ANNUAL MEETING OF STOCKHOLDERS

AUGUST 23, 2000

INTRODUCTION

          This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniAssets Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the 2000 Annual Meeting of Stockholders of the Fund (the “Meeting”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Wednesday, August 23, 2000 at 10:00 A.M. The approximate mailing date of this Proxy Statement is July 12, 2000.

          All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of the nominees for Directors, and FOR the ratification of the selection of independent auditors to serve for the Fund’s current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

          The Board of Directors has fixed the close of business on June 27, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of June 27, 2000, the Fund had outstanding 10,432,191 shares of common stock, par value $.10 per share (“Common Stock”). To the knowledge of the Fund, as of June 30, 2000, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock.

          Approval of Proposals 1 and 2 below will require the affirmative vote of the holders of a majority of the Fund’s shares of Common Stock, voting in person or by proxy, at a meeting in which a quorum is present and duly constituted. The Board of Directors of the Fund knows of no business other than that mentioned in Proposals 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

PROPOSAL 1.    ELECTION OF DIRECTORS

          At the Meeting, two Class III Directors will be elected to serve for a term of three years and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of Melvin R. Seiden and Stephen B. Swensrud as Class III Directors. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

           Pursuant to the Fund’s By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I consists of Arthur Zeikel and Robert S. Salomon, Jr. Class II consists of Joe Grills, Terry K. Glenn and Walter Mintz. Class III consists of Melvin R. Seiden and Stephen B. Swensrud. Only the Directors in Class III are being considered for election at this Meeting. All of the Directors have been members of the Board of Directors of the Fund since the Fund’s initial public offering in 1993, except Joe Grills, who has been a member of the Board of Directors of the Fund since January 1994, Robert S. Salomon, Jr., who has been a member of the Board of Directors of the Fund since January 1996, and Terry K. Glenn, who has been a member of the Board of Directors of the Fund since March 1999.

          Certain information concerning the Directors (which includes the nominees) is set forth as follows:
Name and Address of Director	Age	Principal Occupation During Past Five Years and Public Directorships(1)	Director Since	Shares of Common Stock of the Fund Beneficially Owned at the Record Date
Terry K. Glenn(1)(3) P.O. Box 9011 Princeton, New Jersey 08543-9011	59	Executive Vice President of Merrill Lynch Investment Managers L.P. (“MLIM”) and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1983 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.	1999	0

Joe Grills(1)(2) P.O. Box 98 Rapidan, Virginia 22733	65	Member of the Committee of Investment of
Employee Benefit Assets of the Association for
Financial Professionals (“CIEBA”) since 1986;
Member of CIEBA’s Executive Committee since
1988 and its Chairman from 1991 to 1992;
Assistant Treasurer of International Business
Machines Incorporated (“IBM”) and Chief
Investment Officer of IBM Retirement Funds from
1986 until 1993; Member of the Investment
Advisory Committee of the State of New York
Common Retirement Fund; Director, Duke
Management Company since 1992, elected Vice
Chairman in May 1998; Director, LaSalle Street
Fund since 1995; Director of Hotchkis & Wiley
Mutual Funds since 1996; Director, Kimco Realty
Corporation since January 1997; Member of the
Investment Advisory Committee of the Howard
Hughes Medical Institute since 1997; Member of
the Investment Advisory Committee of the Virginia
Retirement System since 1998; Director, Montpelier
Foundation since 1998; Member of the Investment
Committee of the Woodberry Forest School since
		April, 2000.	1994	0

Walter Mintz(1)(2) 1114 Avenue of the Americas New York, New York 10036	71	Special Limited Partner of Cumberland Associates (investment partnership) since 1982.	1993	0

Name and Address of Director	Age	Principal Occupation During Past Five Years and Public Directorships(1)	Director Since	Shares of Common Stock of the Fund Beneficially Owned at the Record Date
Robert S. Salomon, Jr.(1)(2) 106 Dolphin Cove Quay Stamford, Connecticut 06902	63	Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management from 1992 to 1995; Monthly columnist with Forbes Magazine since 1992; Chairman of Salomon Brothers equity mutual funds from 1992 to 1995; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee of Commonfund since 1980.	1996	0

Melvin R. Seiden(1)(2) 780 Third Avenue Ltd. Suite 2502 New York, New York 10017	69	Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.	1993	0

Stephen B. Swensrud(1)(2) 88 Broad Street, 2nd Floor Boston, Massachusetts 02110	67	Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultants) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director of International Mobile Communications, Inc. (telecommunication) since 1998.	1993	0

Arthur Zeikel(1)(3) 300 Woodland Avenue Westfield, New Jersey 07090	68	Chairman of MLIM and FAM (which terms as used hereunder include their corporate predecessors) from 1997 to 1999; President of MLIM and FAM from 1977 to 1997; Chairman of Princeton Services, Inc. (“Princeton Services”) from 1997 to 1999 and Director thereof from 1993 to 1999; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. (“ML & Co.”) from 1990 to 1999.	1993	0

(1)
Each of the directors is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. See “Compensation of Directors” below.

(2)	Member of Audit Committee of the Board of Directors.
(3)	Interested person, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Fund.

           Committees And Board Of Directors’ Meetings.    The Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund’s independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

           During the fiscal year ended May 31, 2000, the Board of Directors held four meetings and the Audit Committee held four meetings. Each of the Directors attended at least 75% of the total number of meetings of the Board of Directors. Each member of the Audit Committee attended at least 75% of the total number of meetings of the Audit Committee held during such period.

           Compliance With Section 16(a) Of The Securities Exchange Act Of 1934.    Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Fund’s officers, directors and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

           Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file a Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (ie., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

           Interested Persons.    The Fund considers Mr. Zeikel and Mr. Glenn to be “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the positions they currently hold or have previously held with FAM and its affiliates. Mr. Zeikel has previously served as the President of the Fund and the Chairman and President of FAM and MLIM. Mr. Glenn is the President of the Fund and the Executive Vice President of FAM and MLIM.

           Compensation Of Directors.    FAM, the investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser a fee of $2,000 per year plus $500 per regular meeting attended, together with such Director’s actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $2,000 per year plus $500 per meeting attended, together with such Director’s out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $40,534 for the fiscal year ended May 31, 2000.

           The following table sets forth for the fiscal year ended May 31, 2000, compensation paid by the Fund to the non-interested Directors and, for the calendar year ending December 31, 1999, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLIM (“FAM/MLIM Advised Funds”), to the non-interested Directors.

Name of Director	Compensation Accrued From Fund	Pension or Retirement Benefits as Part of Fund Expenses	Aggregate Compensation From Fund FAM/MLIM Advised Paid
Joe Grills(1)	$8,000	None	$245,250
Walter Mintz(1)	$8,000	None	$211,250
Robert S. Salomon, Jr.(1)	$8,000	None	$211,250
Melvin R. Seiden(1)	$8,000	None	$211,250
Stephen B. Swensrud(1)	$8,000	None	$232,250

(1)
The Directors serve on the boards of FAM/MLIM Advised Funds as follows: Mr. Grills (31 registered investment companies consisting of 47 portfolios); Mr. Mintz (21 registered investment companies consisting of 43 portfolios); Mr. Salomon (21 registered investment companies consisting of 43 portfolios); Mr. Seiden (21 registered investment companies consisting of 43 portfolios); and Mr. Swensrud (30 registered investment companies consisting of 67 portfolios).

           Officers Of The Fund.    The Board of Directors has elected seven officers of the Fund. The following sets forth information concerning each of these officers:

Name and Principal Occupation	Office	Age	Officer Since
Terry K. Glenn Executive Vice President of FAM and MLIM since 1983; Executive President Vice President and Director of Princeton Services since 1993; President of FAMD since 1983 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.	President	59	1993	*

Vincent R. Giordano Senior Vice President of FAM and MLIM since 1984; Senior Vice President of Princeton Services since 1993.	Senior Vice President	55	1993

Kenneth A. Jacob First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997.	Vice President	49	1993

Donald C. Burke Senior Vice President and Treasurer of FAM and MLIM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997.	Vice President and Treasurer	40	1993

Name and Principal Occupation	Office	Age	Officer Since
Theodore R. Jaeckel, Jr Director (Municipal Tax-Exempt) of MLIM since 1997; Vice President of MLIM from 1991 to 1997.	Vice President	40	1997

John Loffredo, CFA First Vice President of MLIM since 1997; Vice President of MLIM since 1991.	Vice President	36	1998

Bradley J. Lucido Vice President of MLIM since 1999; Attorney with MLIM since 1995; Attorney in private practice from 1991 to 1995.	Secretary	34	1999

*	Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President of the Fund.

           Stock Ownership.    As of the Record Date, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Messrs. Glenn and Zeikel, Directors of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

PROPOSAL 2.    SELECTION OF INDEPENDENT AUDITORS

           The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP (“D&T”), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

           D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for substantially all of the other investment companies for which FAM or MLIM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

           Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

ADDITIONAL INFORMATION

           The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

           In order to obtain the necessary quorum at the Meeting (i. e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004, 1-877-504-5019, to assist in the solicitation of proxies at a cost to the Fund of approximately $3,500 plus out-of-pocket expenses estimated to be $200.

           All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Director nominees, and “FOR” the ratification of D&T as independent auditors for the Fund.

           Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding Fund shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Proposal 1) and ratification of the selection of independent auditors (Proposal 2) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum. MLPF&S has advised the Fund that, except as limited by agreement or applicable law, it intends to vote shares held in its name for which no instructions are received in the same proportion as the votes received from the beneficial owners of these shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Proposal 1 or Proposal 2.

Address Of Investment Adviser

           The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

           The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended May 31, 2000 to any stockholder upon request. Such requests should be directed to MuniAssets Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Bradley J. Lucido, Secretary or to 1-800-456-4587 ext. 123.

Stockholder Proposals

           If a stockholder intends to present a proposal at the 2001 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in August 2001, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by March 14, 2001.

           Any stockholder who intends to submit a proposal at the 2001 Annual Meeting of Stockholders without including the proposal in the proxy statement for such Annual Meeting must notify the Fund of such proposal by May 27, 2001.

By Order of the Board of Directors

BRADLEY J. LUCIDO
Secretary

Dated: July 10, 2000
MUNIASSETS FUND, INC.	COMMON STOCK

P.O. Box 9011
Princeton, New Jersey 08543-9011

P  R  O  X  Y

This proxy is solicited on behalf of the Board of Directors

          The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniAssets Fund, Inc. (the "Fund") held of record by the undersigned on June 27, 2000 at the Annual Meeting of Stockholders of the Fund to be held on August 23, 2000 or any adjournment thereof.

          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.

          By signing and dating the reverse side of the card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

1.	To elect two Class III Directors for a term of three years	FOR all nominees listed below (except as marked to the contrary below) [ ]	WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Class III Nominees: Melvin R. Seiden, Stephen B. Swensrud

2.	To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP ("D&T") as the independent auditors of the Fund to serve for the current fiscal year.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

Please sign this proxy in the space provided below. Execution by stockholders who are not individuals must be made by an authorized signatory.

Dated:_________________________, 2000

X _________________________________
Name of Stockholder

X _________________________________
Signature

Please mark boxes [ ] or [X] in blue or black ink. Please sign, date and return this Proxy promptly using the enclosed envelope.